For Period ended 07/31/2017          Series 28, 30, 31, 32, 35, 36, 39
File Number 811-7852


Sub-Item 77Q3: Exhibits
-------------------------------------------------------------------------
Because the electronic format of filing Form N-SAR does not provide "adequate space for responding to Items 72DD, 73A, 74U and 74V for the" "Adviser Share Class, the answers for the Adviser Share Class are as" follows:


USAA Growth & Income - Adviser Shares

72DD
Dollar Distributions
$59


73A
Per Share Distributions
0.1443


74U
Shares Outstanding
413


74V
NAV
24.17


USAA High Income - Adviser Shares

72DD
Dollar Distribributions
$529


73A
Per Share Distributions
0.4523


74U
Shares Outstanding
1,219


74V
NAV
8.28



USAA High Income - R6 Shares

72DD
Dollar Distribributions
$201


73A
Per Share Distributions
0.3216


74U
Shares Outstanding
627


74V
NAV
8.26



USAA Income Fund - Adviser Shares

72DD
Dollar Distributions
$4547

73A
Per Share Distributions
0.4137


74U
Shares Outstanding
9944


74V
NAV
13.16


USAA Income Fund - R6 Shares

72DD
Dollar Distributions
$118

73A
Per Share Distributions
0.3025


74U
Shares Outstanding
390


74V
NAV
13.19




USAA Income Stock Fund - R6 Shares

72DD
Dollar Distributions
$101


73A
Per Share Distributions
0.3689

74U
Shares Outstanding
275

74V
NAV
19.67



USAA Intermediate-Term Bond - Adviser Shares

72DD
Dollar Distributions
$2864


73A
Per Share Distributions
0.3521

74U
Shares Outstanding
6958

74V
NAV
10.69


USAA Intermediate-Term Bond - R6 Shares

72DD
Dollar Distributions
$127


73A
Per Share Distributions
0.2647

74U
Shares Outstanding
482

74V
NAV
10.71



USAA Short-Term Bond Fund - Adviser Shares

72DD
Dollar Distributions
$286


73A
Per Share Distributions
0.1554

74U
Shares Outstanding
2,337

74V
NAV
9.21



USAA Short-Term Bond Fund - R6 Shares

72DD
Dollar Distributions
$71


73A
Per Share Distributions
0.1301

74U
Shares Outstanding
557

74V
NAV
9.21



USAA Value Fund - Adviser Shares

72DD
Dollar Distributions
$103


73A
Per Share Distributions
0.2289


74U
Shares Outstanding
449


74V
NAV
21.46